UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Paul D. Barbato

does hereby authorize William J. Evers and Christopher J. Madin, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Paul D. Barbato	Dated as of April 4, 2024
Paul D. Barbato Secretary

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 4, 2024
Filed on Form N-6
File Numbers 033-28551
File Number: 333-69327

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Brian J. Borakove

does hereby authorize William J. Evers and Christopher J. Madin, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Brian J. Borakove	Dated as of April 4, 2024
Brian J. Borakove Treasurer

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 4, 2024
Filed on Form N-6
File Number: 033-28551
File Number: 333-69327

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Christopher J. Copeland

does hereby authorize William J. Evers and Christopher J. Madin, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Christopher J. Copeland	Dated as of April 4, 2024
Christopher J. Copeland Director

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 4, 2024
Filed on Form N-6
File Number: 033-28551
File Number: 333-69327

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Jennifer M. Kraus-Florin

does hereby authorize William J. Evers and Christopher J. Madin, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Jennifer M. Kraus-Florin	Dated as of April 4, 2024
Jennifer M. Kraus-Florin Director

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 4, 2024
Filed on Form N-6
File Number: 033-28551
File Number: 333-69327

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Fernand LeBlanc

does hereby authorize William J. Evers and Christopher J. Madin, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Fernand LeBlanc	Dated as of April 4, 2024
Fernand LeBlanc Director

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 4, 2024
Filed on Form N-6
File Number: 033-28551
File Number: 333-69327

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Tammy L. Schultz

does hereby authorize William J. Evers and Christopher J. Madin, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Tammy L. Schultz	Dated as of April 4, 2024
Tammy L. Schultz President, Chief Executive Officer and Director

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 4, 2024
Filed on Form N-6
File Number: 033-28551
File Number: 333-69327

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Mark Weniger

does hereby authorize William J. Evers and Christopher J. Madin, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Mark Weniger	Dated as of April 4, 2024
Mark Weniger Director

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 4, 2024
Filed on Form N-6
File Number: 033-28551
File Number: 333-69327